UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2020

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The NASDAQ Capital Market

Explanatory Note

Jaguar Health, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on September 28, 2020 (the “Original Report”), to reflect additional shares issued since the transactions reported under Item 3.02 of the Original Report.

Item 3.02 Unregistered Sales of Equity Securities.

On September 25, 2020, Jaguar Health, Inc. (the “Company”) entered into a privately negotiated exchange agreement (the “Exchange Agreement”) with a holder of one of its outstanding secured promissory notes, which as described further below resulted in the aggregate issuance by the Company of more than 5% of the Company’s issued and outstanding shares of common stock (“Common Stock”), as last reported in the Company’s Quarterly Report on Form 10-Q filed on August 13, 2020.

From August 13, 2020 through September 25, 2020, the Company issued 8,612,090 shares of Common Stock in the following transactions:

On September 23, 2020, pursuant to an exchange agreement dated September 23, 2020, the Company issued 1,428,571 shares of Common Stock to a noteholder in exchange for a $500,000 reduction in the outstanding balance of the secured promissory note held by such noteholder.

On September 25, 2020, pursuant to an exchange agreement dated September 25, 2020, the Company issued 3,333,333 shares of Common Stock to a noteholder in exchange for a $1,000,000 reduction in the outstanding balance of the secured promissory note held by such noteholder.

On October 6, 2020, pursuant to an exchange agreement dated October 6, 2020, the Company issued 3,350,000 shares of Common Stock to a noteholder in exchange for a $1,005,000 reduction in the outstanding balance of the secured promissory note held by such noteholder.

On October 6, 2020, pursuant to an exchange agreement dated October 6, 2020, the Company issued 500,186 shares of Common Stock to a holder of the Company’s Series B-2 Convertible Preferred Stock (the “Series B-2 Preferred Stock”) in exchange for 975 shares of Series B-2 Preferred Stock.

The shares of Common Stock issued in the exchange transactions described above were issued in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended, and at an effective price per share equal to the Minimum Price as defined under Nasdaq Listing Rule 5635(d). The form of Exchange Agreement was filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019, filed on August 14, 2019, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	President and Chief Executive Officer

Date: October 9, 2020

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